                                                                      EXHIBIT 21
                                                                   FEBRUARY 1995

                            ILLINOIS TOOL WORKS INC.
                           SUBSIDIARIES AND AFFILIATES

                                                                                                                        PERCENT
                            COMPANY                                                            RELATIONSHIP            OWNERSHIP
                            -------                                                            ------------            ---------
Accu-Lube Manufacturing GmbH - Germany                                                         Affiliate                   50%
Action Fasteners Pty. Ltd. - Australia (1)                                                     Subsidiary                 100%
Andrex Radiation Products A/S - Denmark                                                        Subsidiary                 100%
Andrex NDT Products (UK) Ltd. - England (2)                                                    Subsidiary                 100%
Automated Label Systems Company - Ohio (3)                                                     Partnership                100%
Buell Industries, Inc. - Delaware                                                              Subsidiary                 100%
Cintas Inyectadas Citex S.A. - Spain (4)                                                       Subsidiary                 100%
Coding Products Inc. - Michigan (5)                                                            Subsidiary                 100%
Crones & Co. GmbH - Germany (6)                                                                Subsidiary                 100%
Cumberland Leasing Co. - Illinois (7)                                                          Subsidiary                 100%
Denepark Pty Ltd. - Australia                                                                  Subsidiary                 100%
Devcon Limited - Ireland                                                                       Subsidiary                 100%
Devcon de Mexico S.A. - Mexico                                                                 Subsidiary                 100%
DeVilbiss Ransburg de Mexico S.A. de C.V.- Mexico (8)                                          Subsidiary                 100%
DeVilbiss Holding S.A. - France (9)                                                            Subsidiary                 100%
DeVilbiss Equipmentos Para Pintura Industrial Ltda
- Brazil                                                                                       Subsidiary                 100%
Envases Multipac, S.A. de C.V. - Mexico                                                        Affiliate                   49%
Etanco, S.A. - Spain (10)                                                                      Subsidiary                  10%
Expandet S.A. - France (11)                                                                    Subsidiary                 100%
Fixing System S.A. - Switzerland                                                               Subsidiary                 100%
Fixlock A.B. - Sweden                                                                          Subsidiary                 100%
Gema Volstatic AG - Switzerland (8)                                                            Subsidiary                 100%
Gema Volstatic S.A. - France (8)                                                               Subsidiary                 100%
Gerrard-Signode Pte. Ltd. - Singapore                                                          Affiliate                   49%
Glen Lake Venture - Illinois                                                                   Affiliate                   50%
Gunther S.A. - France (9)                                                                      Subsidiary                 100%
ITW Asia (Pte.) Limited - Singapore                                                            Subsidiary                 100%
ITW Austria Vertriebs-Ges.m.b.H.- Austria (12)                                                 Subsidiary                 100%
ITW Ateco GmbH - Germany (6)                                                                   Subsidiary                 100%
ITW Befestigungssyteme GmbH - Germany (13)                                                     Subsidiary                 100%
ITW Bevestigingssystemen B.V. - Netherlands ( (14)                                             Subsidiary                 100%
ITW Belgium S.A. - Belgium                                                                     Subsidiary                 100%
ITW Canada Inc. - Canada                                                                       Subsidiary                 100%
ITW Cayman - Cayman Islands (15)                                                               Subsidiary                 100%
ITW de Argentina S.A. - Argentina (16)                                                         Subsidiary                 100%
ITW de France S.A. - France (9)                                                                Subsidiary                 100%
ITW (Deutschland) GmbH - Germany (8)                                                           Subsidiary                 100%
ITW Development Corporation - Illinois                                                         Subsidiary                 100%
ITW do Brasil Participacoes Ltda. - Brazil                                                     Subsidiary                 100%
ITW Dynatec (Hong Kong) Limited - Hong Kong                                                    Affiliate                   50%
ITW Dynatec Kabushiki Kaisha - Japan                                                           Affiliate                   50%
ITW Dynatec Klebetechnik Holding GmbH- Germany (6)                                             Subsidiary                 100%
ITW Dynatec Singapore Pte. Ltd. - Singapore                                                    Affiliate                   50%
ITW Dynatec Thailand Ltd. - Thailand                                                           Affiliate                   50%
ITW Espana S.A. - Spain (17)                                                                   Subsidiary                 100%
ITW FSC Inc. - Barbados                                                                        Subsidiary                 100%
ITW Fastex Italia S.p.A. - Italy                                                               Subsidiary                 100%
ITW Finishing Systems & Products Pty. Ltd.
- Australia (8)                                                                                Subsidiary                 100%
ITW Fixations - France (18)                                                                    Subsidiary                 100%
ITW Fixfast AB - Sweden (19)                                                                   Subsidiary                 100%
ITW Hi-Cone Holdings - Ireland (20)                                                            Subsidiary                 100%
ITW Hi-Cone - Ireland (21)                                                                     Subsidiary                 100%
I.T.W. Inc. - Illinois                                                                         Subsidiary                 100%
ITW Industriesysteme GmbH - Germany (22)                                                       Subsidiary                 100%
ITW Industry Co., Ltd. - Japan (23)                                                            Subsidiary                 100%
ITW International Inc. - Delaware                                                              Subsidiary                 100%
ITW Italia S.p.A. - Italy                                                                      Subsidiary                 100%
ITW Korea Inc. - Korea                                                                         Subsidiary                 100%
ITW Leasing & Investments Inc. - Delaware                                                      Subsidiary                 100%
ITW Limited - England                                                                          Subsidiary                 100%
ITW Mapri Industria e Commercio Ltda. - Brazil (24)                                            Subsidiary                94.3%
ITW Meritex Sdn Bhd - Malaysia (25)                                                            Subsidiary                 100%
ITW Mima Europe S.A. - France ( 9)                                                             Subsidiary                 100%
ITW Nederland B.V. - Netherlands                                                               Subsidiary                 100%
ITW New Zealand - New Zealand                                                                  Subsidiary                 100%

PAGE 2                                                             FEBRUARY 1995
ILLINOIS TOOL WORKS INC.                             SUBSIDIARIES AND AFFILIATES

                                                                                                                        PERCENT
                            COMPANY                                                            RELATIONSHIP            OWNERSHIP
                            -------                                                            ------------            ---------
ITW-Nifco Inc. - Delaware                                                                      Affiliate                   50%
ITW Oberflachentechnik GmbH - Germany (6)                                                      Subsidiary                 100%
ITW Overseas Holdings Inc. - Delaware                                                          Subsidiary                 100%
ITW Overseas Investment Corp. - Delaware                                                       Subsidiary                 100%
ITW Packaging Corporation - Delaware                                                           Subsidiary                 100%
ITW Participations S.A. - France                                                               Subsidiary                 100%
ITW Polska Inc. - Delaware                                                                     Subsidiary                 100%
ITW Polska Sp. z o.o. - Poland (26)                                                            Subsidiary                 100%
ITW Residuals Inc. - Delaware (7)                                                              Subsidiary                 100%
ITW Shelf Corporation - Delaware                                                               Subsidiary                 100%
ITW Shippers S.A. - Belgium (27)                                                               Subsidiary                 100%
ITW Signode India Limited - India                                                              Affiliate                   29%
ITW South America Inc. - Delaware                                                              Subsidiary                 100%
ITW Surfaces & Finition S.A. - France (28)                                                     Subsidiary                 100%
ITW Switches Asia Ltd. - Taiwan                                                                Subsidiary                 100%
I.T.W. (Thailand) Co., Ltd. - Thailand                                                         Subsidiary                 100%
ITW XP Inc. - Delaware                                                                         Subsidiary                 100%
Illinois Tool Works FSC Inc - Barbados                                                         Subsidiary                 100%
Impex Walcar B.V. - Netherlands (14)                                                           Subsidiary                 100%
IMSA Signode, S.A. de C.V. - Mexico                                                            Affiliate                   50%
Inmobiliaria Cit, S.A. de C.V. - Mexico                                                        Affiliate                   49%
Indiana Pickling and Processing Company - Indiana (29)                                         Affiliate                   35%
Jambro Ltd. - New Zealand                                                                      Subsidiary                 100%
Jambro Pty. Ltd. - Australia (1)                                                               Subsidiary                 100%
Kormag Industries e Comercio Ltda. - Brazil                                                    Affiliate                   40%
LSH Holding Corp. - Delaware                                                                   Subsidiary                 100%
Liljendals Bruk Ab - Finland                                                                   Subsidiary                 100%
Loveshaw Corporation, The - Delaware (30)                                                      Subsidiary                 100%
Macon Klebetechnik GmbH - Germany (31)                                                         Subsidiary                 100%
Maple Control Company - Michigan                                                               Subsidiary                 100%
Maple Roll Leaf Company, Inc. - Michigan (32)                                                  Subsidiary                 100%
Meritex (Penang) Sdn. Bhd. - Malaysia (25)                                                     Subsidiary                 100%
Meritex Plastic Industries, Inc. - Texas                                                       Subsidiary                 100%
Meypack Verpackungs und Palettiertechnik GmbH
- Germany (6)                                                                                  Subsidiary                 100%
Miller Automation, Inc. - Wisconsin (33)                                                       Subsidiary                 100%
Miller Electric Mfg. Co. - Wisconsin (33)                                                      Subsidiary                 100%
Miller Europe, S.p.A. - Italy (34)                                                             Subsidiary                 100%
Miller Group France S.A., The - France (9 )                                                    Subsidiary                 100%
Miller Group, Ltd., The - Wisconsin                                                            Subsidiary                 100%
Miller Insurance, Ltd. - Bermuda (33)                                                          Subsidiary                 100%
Miller Services of Appleton, Ltd. - Wisconsin (33)                                             Subsidiary                 100%
Miller Thermal, Inc. - Wisconsin (33)                                                          Subsidiary                 100%
Mima, Inc. - Florida                                                                           Subsidiary                 100%
Minigrip Inc. - Delaware                                                                       Subsidiary                 100%
N. A. Woodworth Company - Michigan                                                             Subsidiary                 100%
Nifco Hi-Cone Leasing Company Limited - Japan                                                  Affiliate                   40%
Odesign, Inc. - Illinois                                                                       Subsidiary                 100%
Odesign II, Inc. - Illinois                                                                    Subsidiary                 100%
Odesign III, Inc. - Illinois                                                                   Subsidiary                 100%
Odesign IV, Inc. - Illinois                                                                    Subsidiary                 100%
Oxo Welding Equipment Company Inc. - Illinois (33)                                             Subsidiary                 100%
Pro/Mark Corporation - Connecticut                                                             Subsidiary                 100%
Packaging Leasing Systems Inc. - Delaware                                                      Subsidiary                  80%
Padlocker, Inc. - New York (30)                                                                Subsidiary                 100%
Paslode Corporation - Illinois                                                                 Subsidiary                 100%
Paslode Corporation - Florida  -  Florida (35)                                                 Subsidiary                 100%
Paslode S.A.R.L. - France (9)                                                                  Subsidiary                 100%
Plastiglide Manufacturing Leasing Limited Partnership
- Illinois                                                                                     Partnership               60.4%
Pow Con Incorporated - Delaware (33)                                                           Subsidiary                 100%
Ransburg Comercial Ltda. - Brazil (8)                                                          Subsidiary                 100%
Ransburg Corporation - Indiana                                                                 Subsidiary                 100%
Ransburg Equipamentos Industrials Ltda. - Brasil (36)                                          Affiliate                   50%
Ransburg-Gema KK - Japan (8)                                                                   Subsidiary                 100%
Ransburg-Gema s.r.l. - Italy (8)                                                               Subsidiary                 100%


PAGE 3                                                             FEBRUARY 1995
ILLINOIS TOOL WORKS INC.                             SUBSIDIARIES AND AFFILIATES

                                                                                                                        PERCENT
                            COMPANY                                                            RELATIONSHIP            OWNERSHIP
                            -------                                                            ------------            ---------
Ransburg Manufacturing Corporation - Indiana (8)                                               Subsidiary                 100%
Scanilec B.V. - Netherlands (14)                                                               Subsidiary                 100%
Shippers Paper Products Company - Ohio                                                         Subsidiary                 100%
Signode B.V. - Netherlands (14)                                                                Subsidiary                 100%
Signode Bernpak GmbH - Germany                                                                 Subsidiary                 100%
Signode Bernpak, Inc. - Delaware                                                               Subsidiary                 100%
Signode France - France (9)                                                                    Subsidiary                 100%
Signode Hong Kong Limited - Hong Kong                                                          Subsidiary                 100%
Signode International Trading Corporation - Illinois                                           Subsidiary                 100%
Signode Ireland Limited - Ireland (37)                                                         Affiliate                   50%
Signode Kabushiki Kaisha - Japan                                                               Subsidiary                 100%
Signode Overseas Inc. of Illinois - Illinois                                                   Subsidiary                 100%
Signode Packaging Systems Limited - East Africa                                                Affiliate                   20%
Signode Pickling Corporation - Delaware                                                        Subsidiary                 100%
Signode Systems GmbH - Germany                                                                 Subsidiary                 100%
Simco (Europe) B.V. - Netherlands (8)                                                          Subsidiary                 100%
Simco Japan Kabushiki Kaisha - Japan (38)                                                      Affiliate                   50%
Simco (Nederland) B.V. - Netherlands (39)                                                      Subsidiary                 100%
Societe de Prospection et D'Invention Techniques
- France (9)                                                                                   Subsidiary                 100%
Societe Novvelle SARL Provence Plastic - France (18)                                           Subsidiary                 100%
Soparca S.A. - France (9)                                                                      Subsidiary                 100%
Steinmax GmbH - Germany (6)                                                                    Subsidiary                 100%
Vortec Corporation - Ohio (8)                                                                  Subsidiary                 100%
W. A. Deutsher Pty. Ltd. - Australia                                                           Subsidiary                 100%
Waterbury Buckle Company - Connecticut                                                         Subsidiary                 100%

( 1) Wholly owned by W. A. Deutsher Pty. Ltd.
( 2) Ownership interest is by Andrex Radiation Products A/S
( 3) 50% owned by ITW Packaging Corporation; 50% owned by ITW XP Inc.
( 4) Wholly owned by ITW Espana S.A.
( 5) 80% owned by Maple Control Company; 20% owned by Illinois Tool Works Inc. ( 6) Wholly owned by ITW (Deutschland) GmbH
( 7) Wholly owned by ITW Leasing & Investments Inc.
( 8) Wholly owned by Ransburg Corporation
( 9) Wholly owned by ITW Participations S.A.
(10) Ownership interest is by ITW Espana S.A.
(11) Wholly owned by Soparca S.A.
(12) Wholly owned by Automated Label Systems Company
(13) 64% owned by ITW (Deutschland) GmbH; 36% owned by ITW Ateco GmbH
(14) Wholly owned by ITW Nederland B.V.
(15) Wholly owned by ITW Overseas Holdings Inc.
(16) Wholly owned by ITW South America Inc.
(17) Wholly owned by ITW International Inc.
(18) Wholly owned by Societe de Prospection et D'Invention Techniques
(19) Wholly owned by Fixlock A.B.
(20) .1% owned by ITW Cayman; 99.9% by ITW Overseas Investment Corp.
(21) .1% owned by ITW Cayman; 99.9% by ITW Hi-Cone Holdings
(22) Wholly owned by Signode Bernpak GmbH
(23) Wholly owned by Ransburg-Gema KK
(24) 94% owned by Illinois Tool Works Inc.; .3% owned by ITW do Brasil Paricipacoes Ltda.
(25) Wholly owned by Meritex Plastic Industries, Inc.
(26) Wholly owned by ITW Polska Inc.
(27) Wholly owned by ITW Belgium S.A.
(28) Wholly owned by DeVilbiss Holding, S.A. - France
(29) Ownership interest is by Signode Pickling Corporation
(30) Wholly owned by LSH Holding Corp.
(31) Wholly owned by ITW Dynatec Klebetechnik Holding GmbH
(32) Wholly owned by Maple Control Company
(33) Wholly owned by The Miller Group, Ltd.
(34) 98.5% owned by Miller Electric Mfg. Co.; 1.5% owned by The Miller Group,
     Ltd.
(35) Wholly owned by Paslode Corporation
(36) Ownership interest is by Ransburg Comercial Ltda.
(37) Ownership interst is by ITW Limited
(38) Ownership interest is by Ransburg Corporation
(39) Wholly owned by Simco (Europe) B.V.